UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2023 (February 1, 2023)

Sustainable Development Acquisition I Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40002	85-4353398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5701 Truxtun Avenue, Suite 201 Bakersfield, California	93309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 329-8221

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-half of one redeemable warrant	SDACU	The Nasdaq Capital Market
Shares of Class A common stock included as part of the units	SDAC	The Nasdaq Capital Market
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	SDACW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 1, 2023, stockholders of Sustainable Development Acquisition I Corp. (the “Company”) held a special meeting of stockholders (the “Special Meeting”), where the stockholders of the Company approved an amendment (the “Extension Amendment”) to the Amended and Restated Certificate of Incorporation of the Company (the “Charter”) to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was consummated on February 4, 2021 from February 4, 2023 to August 12, 2023. The Company filed the Extension Amendment with the Secretary of State of the State of Delaware on February 2, 2023.

A copy of the Extension Amendment is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s Special Meeting, the following proposals were considered and acted upon by the stockholders of the Company: (a) a proposal to approve the Extension Amendment (the “Extension Amendment Proposal”); and (b) a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”). The number of votes cast for or against, as well as the number of abstentions as to each proposal, are set forth below.

Extension Amendment Proposal

Votes For	Votes Against	Abstentions
27,804,510	4,298,340	0

Accordingly, the Extension Amendment Proposal was approved.

As there were sufficient votes at the time of the Special Meeting to approve the above proposal, the Adjournment Proposal, which had been previously voted on by proxy, was not presented to stockholders at the Special Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation, adopted by stockholders of the Company on February 1, 2023 and filed with the Secretary of State of the State of Delaware on February 2, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2023

SUSTAINABLE DEVELOPMENT ACQUISITION I CORP.

By:	/s/ Eric Techel
Name:	Eric Techel
Title:	Chief Financial Officer